------------------------------------------------
COLONIAL FLORIDA TAX-EXEMPT FUND   Annual report
------------------------------------------------

January 31, 1999

                               [GRAPHIC OMITTED]

---------------------------
Not FDIC  May Lose Value
Insured   No Bank Guarantee
---------------------------

--------------------------------------------------------------------------------
                   COLONIAL FLORIDA TAX-EXEMPT FUND HIGHLIGHTS
                       FEBRUARY 1, 1998 - JANUARY 31, 1999

Portfolio Manager Commentary: "Interest rate volatility, low nominal interest rates and a near-record level of supply created challenging conditions for tax-exempt investors. Despite these hurdles, the Fund was well positioned. We took advantage of declining interest rates and a strong Florida economy, generating attractive performance relative to the Fund's Lipper peer group."(1)


                                                               -- Maureen Newman

                  Colonial Florida Tax-Exempt Fund Performance
--------------------------------------------------------------------------------
                                                  Class A     Class B    Class C

Inception dates                                    2/1/93     2/1/93      8/1/97
--------------------------------------------------------------------------------
12-month distributions declared per share(2)       $0.375     $0.315      $0.339
--------------------------------------------------------------------------------
SEC yields on 1/31/99(3)                            3.60%      3.03%       3.33%
--------------------------------------------------------------------------------
Taxable-equivalent SEC yields(4)                    5.96%      5.02%       5.51%
--------------------------------------------------------------------------------
12-month total returns, assuming reinvestment       6.29%      5.48%       5.80%
of all distributions and no sales charge or
contingent deferred sales charge (CDSC)(5)
--------------------------------------------------------------------------------
Net asset value per share on 1/31/99                $7.89      $7.89       $7.89
--------------------------------------------------------------------------------

Quality Breakdown(6) (as of 1/31/99)
---------------------------------------
AAA ..............................60.2%
AA ...............................17.1%
A ................................ 7.3%
BBB .............................. 6.1%
BB ............................... 0.8%
Nonrated ......................... 5.3%
Short-Term Obligations ........... 3.2%

Top Five Sectors(6) (as of 1/31/99)
---------------------------------------
Water & Sewer.....................15.9%
State General Obligations.........11.8%
Hospitals......................... 9.2%
Municipal Electric................ 9.2%
Airport........................... 7.2%

(1)   See complete Lipper rankings on page 3.

(2) A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income and will be taxable when distributed.

(3) The 30-day SEC yields on January 31, 1999, reflect the portfolio's earning power, net of expenses, and are expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived or borne certain Fund expenses, SEC yields would have been 3.52% for Class A shares, 2.94% for Class B shares and 3.03% for Class C shares.

(4) Taxable-equivalent SEC yields are based on the maximum effective 39.6% federal income tax rate.

(5) Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

(6) Quality and sector breakdowns are calculated as a percentage of total investments, including short-term obligations. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality and sector breakdowns in the future.


--------------------------------------------------------------------------------

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                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present the annual report for Colonial Florida Tax-Exempt Fund for the 12 months ended January 31, 1999.

The past 12 months were generally positive for bonds, although conditions varied considerably as domestic and international events affected all sectors of the bond market. Despite some economic uncertainty early in the year, the economy continued to grow and inflation remained low, creating a positive climate for bonds.

                                                                         [PHOTO]

International events played a role in the strong U.S. bond market. The economic turmoil in Asia that began in 1997 gradually spread to other less-developed markets, most notably Russia and Latin America. During pockets of increased volatility, investors around the world sought the relative quality and stability of U.S. Treasury bonds. Although demand for safety made Treasurys the bond market's biggest winner, municipal bonds also benefited.

Colonial's disciplined bond fund management style and long-term investment orientation served shareholders well during this volatile period, helping the Fund outperform the majority of its peers over the past 12 months.(1) For investors seeking competitive levels of tax-free income and the potential for long-term price appreciation, Colonial Florida Tax-Exempt Fund may provide an attractive option.

The Portfolio Manager Report on the following pages will provide you with more specific information on your Fund's performance and the market in which your Fund invests. Thank you for choosing Colonial Florida Tax-Exempt Fund and for giving us the opportunity to serve your investment needs.

Respectfully,


/s/ Stephen E. Gibson

Stephen E. Gibson
President
March 11,1999

(1) Source: Lipper, Inc. Lipper rankings are based on the Lipper Florida Tax-Exempt Municipal Fund universe. The Fund (Class A shares) ranked in the first quartile for one year (8 out of 62 funds), in the first quartile for three years (13 out of 56 funds) and in the second quartile for five years (17 out of 35 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance does not guarantee future results.

Because economic and market conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            PORTFOLIO MANAGER REPORT

Maureen Newman is portfolio manager of Colonial Florida Tax-Exempt Fund. Ms. Newman is a senior vice president of Colonial Management Associates, Inc. and is the manager of tax-exempt credit research.

Tax-exempt market generated modest gains

The period began on a positive note, with the U.S. economy strong and no clear signs of inflation. Throughout the year a series of international crises were manifested domestically, affecting both stock and bond prices. Instability in Asia, Russia and Latin America contributed to an increase in the U.S. trade deficit and concerns about corporate profitability. This fall, the Federal Reserve Board lowered short-term interest rates three times in an effort to renew investor confidence. Sentiment about how these events might impact the U.S. economy in the long run shifted throughout the period, taking fixed-income investors on a roller coaster ride through much of the year. Overall, bond prices rose during the period.

Like the broader bond market, municipal bond prices were affected by global events and interest rate volatility. In addition, the tax-exempt market experienced a near-record level of issuance in 1998, as issuers took advantage of lower interest rates to refinance existing debt and to finance new projects. At times, the market found it difficult to absorb this supply.

Fund's performance reflects investment strategy

For the 12-month period, the Fund generated a total return of 6.29% for Class A shares, based on net asset value. This compares favorably with the performance of the Fund's Lipper competitive peer group, which averaged 5.59% for the same time period. We attribute this performance to the Fund's investment strategy.

Our forecast for modest economic growth and low inflation led us to believe that interest rates would decline. Since bond prices tend to rise when interest rates fall, we emphasized bonds with a higher sensitivity to interest rate changes for most of the year. These included noncallable bonds, which cannot be refinanced at a lower rate of interest prior to maturity. The longer expected life span of these bonds increases their sensitivity to changes in interest rates, often producing attractive price gains when interest rates decline.

In the final months of the year, we reduced our holdings in noncallable bonds. We felt that they had provided significant value to the Fund, and had limited potential for continued outperformance. In their place we purchased intermediate maturity bonds with premium coupons. These securities were overlooked by much of the marketplace and available at attractive prices. We believe they offered relative value to investors and positioned the Fund well for the market environment. We will continue to actively manage the portfolio in search of other relative value opportunities.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Favorable economic environment in Florida

Florida's economy continues to prosper. A high quality of life combined with low business costs makes the state a popular choice for corporate relocation. Community Development Districts are being created to finance the infrastructure needed to support new development, including residential/commercial complexes and single-family housing. We have invested in several such districts, including two where construction is managed by well-known and nationally respected developers, including U.S. Homes (developer of Stoneybrook Community Development District which is 0.8% of total net assets) and Pulte Corp. (developer of Lexington Oaks Community Development which is 1.0% of total net assets).

Florida's close proximity to Latin America has created a fairly high export-trade exposure to that region. We expect that problems in Latin America will reduce revenues from international trade and tourism, which may have an effect on Florida's growth rate. However, we believe that continued population growth and an increasingly broad-based economy help position Florida for future economic success. In addition, the state government's long history of managing its finances across economic cycles and its significant financial reserves provide a cushion for periods of slower economic growth.

Positive outlook for municipal market conditions

Looking ahead, inflation should remain low, as we expect productivity gains and a worldwide surplus in manufacturing capacity to limit the potential for substantial price increases. In the municipal market, we expect positive supply and demand dynamics. We doubt total issuance will match 1998's near-record supply of $280 billion, partially because refinancing volume should slow down as many issuers have already refinanced. Overall, lower supply combined with generally positive expectations for the economic environment should have a positive impact on municipal bond prices. However, as we end the eighth consecutive year of economic expansion in the U.S., we will watch for events and trends that could change our expectations and possibly lead us to alter our investment strategy.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Colonial Florida Tax-Exempt Fund's Investment Performance vs.
                    the Lehman Brothers Municipal Bond Index
                     Growth of $10,000 from 2/1/93 - 1/31/99

                                 Class A Shares
                              Based on NAV and POP

 [The following information was represented by a mountain graph in the printed materials.]

AS OF DATE                                  NAV             POP           Lehman

Feb 28, 93                                 10359            9867           10362
Mar 31, 93                                 10183            9700           10252
Apr 30, 93                                 10300            9811           10355
May 31, 93                                 10363            9871           10414
Jun 30, 93                                 10546           10045           10588
Jul 31, 93                                 10552           10051           10601
Aug 31, 93                                 10777           10265           10822
Sep 30, 93                                 10907           10389           10946
Oct 31, 93                                 10941           10422           10967
Nov 30, 93                                 10822           10308           10870
Dec 31, 93                                 11064           10538           11099
Jan 31, 94                                 11167           10636           11226
Feb 28, 94                                 10834           10319           10935
Mar 31, 94                                 10217            9732           10490
Apr 30, 94                                 10295            9806           10579
May 31, 94                                 10385            9892           10671
Jun 30, 94                                 10391            9897           10605
Jul 31, 94                                 10570           10068           10800
Aug 31, 94                                 10547           10046           10837
Sep 30, 94                                 10423            9928           10678
Oct 31, 94                                 10140            9658           10489
Nov 30, 94                                  9941            9469           10299
Dec 31, 94                                 10260            9773           10526
Jan 31, 95                                 10594           10091           10826
Feb 28, 95                                 10947           10427           11141
Mar 31, 95                                 11046           10521           11269
Apr 30, 95                                 11055           10530           11283
May 31, 95                                 11336           10797           11643
Jun 30, 95                                 11101           10573           11541
Jul 31, 95                                 11187           10656           11650
Aug 31, 95                                 11254           10720           11798
Sep 30, 95                                 11337           10799           11873
Oct 31, 95                                 11545           10997           12045
Nov 30, 95                                 11784           11225           12245
Dec 31, 95                                 11962           11394           12363
Jan 31, 96                                 12030           11459           12456
Feb 29, 96                                 11925           11359           12372
Mar 31, 96                                 11742           11184           12214
Apr 30, 96                                 11714           11157           12179
May 31, 96                                 11749           11191           12175
Jun 30, 96                                 11866           11302           12307
Jul 31, 96                                 11981           11412           12419
Aug 31, 96                                 12001           11431           12416
Sep 30, 96                                 12152           11574           12590
Oct 31, 96                                 12254           11672           12732
Nov 30, 96                                 12473           11880           12965
Dec 31, 96                                 12395           11806           12910
Jan 31, 97                                 12367           11779           12935
Feb 28, 97                                 12472           11879           13053
Mar 31, 97                                 12310           11725           12879
Apr 30, 97                                 12416           11826           12987
May 31, 97                                 12606           12007           13183
Jun 30, 97                                 12712           12108           13323
Jul 31, 97                                 13177           12551           13692
Aug 31, 97                                 12943           12328           13564
Sep 30, 97                                 13100           12478           13725
Oct 31, 97                                 13207           12579           13813
Nov 30, 97                                 13296           12664           13894
Dec 31, 97                                 13524           12882           14097
Jan 31, 98                                 13649           13001           14242
Feb 28, 98                                 13617           12970           14247
Mar 31, 98                                 13620           12973           14259
Apr 30, 98                                 13534           12891           14195
May 31, 98                                 13785           13130           14420
Jun 30, 98                                 13805           13150           14477
Jul 31, 98                                 13808           13152           14513
Aug 31, 98                                 13936           13274           14737
Sep 30, 98                                 14168           13495           14921
Oct 31, 98                                 14257           13579           14920
Nov 30, 98                                 14254           13577           14973
Dec 31, 98                                 14381           13698           15010
Jan 31, 99                                 14508           13819           15189

                  Growth of a $10,000 investment made on 2/1/93
                                  As of 1/31/99
--------------------------------------------------------------------------------
         Class A                    Class B                    Class C
      NAV        POP           NAV         w/CDSC           NAV      w/CDSC
--------------------------------------------------------------------------------
   $14,508     $13,819       $13,872      $13,772         $13,936    $13,936
--------------------------------------------------------------------------------

                          Average Annual Total Returns
                                  As of 1/31/99
--------------------------------------------------------------------------------
                       Class A             Class B             Class C
Inception               2/1/93              2/1/93              8/1/97
                    NAV       POP       NAV      w/CDSC      NAV     w/CDSC
--------------------------------------------------------------------------------
1 year             6.29%     1.24%     5.48%      0.48%     5.80%     4.80%
--------------------------------------------------------------------------------
5 years            5.37      4.35      4.59       4.25      4.68      4.68
--------------------------------------------------------------------------------
Life               6.39      5.54      5.60       5.48      5.68      5.68
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 4.75% for Class A shares. The CDSC returns reflect the maximum charges of 5% for one year, 2% for five years and 1% since inception for Class B shares, and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class C share performance information includes returns of the Fund's Class B shares (the oldest existing fund class) for periods prior to its inception date. These Class B share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class B and C shares.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------

                              INVESTMENT PORTFOLIO
                         JANUARY 31, 1999 (IN THOUSANDS)

MUNICIPAL BONDS - 97.1%                                        PAR       VALUE
--------------------------------------------------------------------------------
EDUCATION - 2.5%
Education
CA Educational Facilities Authority,
 University of San Diego,
                   (a)   10/1/13 (b)                    $    1,000   $     509

Pinellas County Educational Facilities
 Authority, Barry University Project,
 Series 1998,
                 5.375%  10/1/23                             1,000       1,012
                                                                     ---------
                                                                         1,521
                                                                     ---------
 ................................................................................
HEALTHCARE - 9.8%
Hospitals - 9.2%
Cape Canaveral Hospital District,
 Series 1998,
                 5.250%   1/1/18                               500         495

Miami Beach Health Facilities Authority,
 Mount Sinai Medical Center,
                 5.375% 11/15/28                               500         489

Orange County Health Facilities Authority,
 Orlando Regional Healthcare System,
 Series 1996-A,
                 6.250%  10/1/16                             3,000       3,554

Tampa Catholic Health East,
 Series 3,
                 5.250% 11/15/12                             1,000       1,075
                                                                     ---------
                                                                         5,613
                                                                     ---------
Nursing Homes - 0.6%
Collier County Industrial
 Development Authority,
 Beverly Enterprises, Inc., Series 1991,
                10.750%   3/1/03                               130         145

Escambia County,
 Beverly Enterprises-Florida, Inc.,
 Series 1985,
                 9.800%   6/1/11                               110         118

Palm Beach County,
 Beverly Enterprises-Florida, Inc.,
 Series 1984,
                10.000%   6/1/11                                90          97
                                                                     ---------
                                                                           360
                                                                     ---------

                      Investment Portfolio/January 31, 1999
--------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                        PAR       VALUE
--------------------------------------------------------------------------------

HOUSING - 9.1%
Multi-Family - 2.2%
Florida Housing Finance Agency,
 Windsong Apartments,
 Series 1993-C,
                 9.250%   1/1/19                        $       35   $      32

Orange County Housing Finance Authority,
 Brentwood, Series 1998-K,
                 6.500%  12/1/34                               250         250

Palm Beach County Housing Finance Authority,
 Windsor Park Apartments Project,
 Series 1998-A,
                 5.800%  12/1/28                             1,000       1,053
                                                                     ---------
                                                                         1,335
                                                                     ---------
Single-Family - 6.9%
Broward County Housing Finance Authority,
 Series 1995,
                 6.700%   2/1/28 (c)                         1,220       1,320

Lee County Housing Finance Authority,
 Series 1998-A,
                 6.300%   3/1/29                             1,000       1,118

Manatee County Housing
 Finance Authority,
 Series 1996-1,
                 7.450%   5/1/27                             1,550       1,767
                                                                     ---------
                                                                         4,205
                                                                     ---------
 ................................................................................
OTHER - 1.2%
Refunded/Escrowed (d)
Clearwater Housing Authority,
 Hampton Apartments,
 Series 1994,
                 8.250%   5/1/24                               575         712
                                                                     ---------
 ................................................................................
OTHER REVENUE - 0.8%
Industrial
Hendry County Industrial Development Authority,
 Savannah Foods & Industries,
 Series 1992,
                 6.400%   3/1/17                               500         500
                                                                     ---------
 ................................................................................
RESOURCE RECOVERY - 1.8%
Resource Recovery
Palm Beach County Solid Waste Authority,
 Series 1998-A,
                   (a)   10/1/12                             2,000       1,067
                                                                     ---------

                      Investment Portfolio/January 31, 1999
--------------------------------------------------------------------------------

TAX-BACKED - 28.5%
Local Appropriated - 3.7%
Hillsborough County School Board,
 Series 1998-A,
                 5.500%   7/1/16                        $    1,060   $   1,165

Miami-Dade County School Board,
 Series 1998-A,
                 5.250%   8/1/13                             1,000       1,069
                                                                     ---------
                                                                         2,234
                                                                     ---------
Local General Obligations - 1.1%
TX Houston Independent School District,
                   (a)   2/15/09 (b)                         1,000         649
                                                                     ---------
Special Non-Property Tax - 5.9%
Commonwealth of Puerto Rico,
Infrastructure Finance Authority, Series A,
                 5.000%   7/1/28                               500         502

Jacksonville Excise Tax,
 Series 1993,
                   (a)   10/1/09                               525         330

Jacksonville Transportation System,
                 5.000%   7/1/13                             1,000       1,043

Tampa Sports Authority,
 Tampa Bay Arena Project,
 Series 1995,
                 5.750%  10/1/25                             1,500       1,708
                                                                     ---------
                                                                         3,583
                                                                     ---------
Special Property Tax - 4.8%
Lexington Oaks Community Development District,
 Series 1998-A,
                 6.125%   5/1/19                               600         606

Orlando Conroy Road Interchange Project:
 Series 1998-A,
                 5.800%   5/1/26                               500         501
 Series 1998-B,
                 5.250%   5/1/05                               250         249

Reedy Creek Improvement District,
 Series 1998-A,
                 5.250%   6/1/12                             1,000       1,073

Stoneybrook Community Development:
 Series 1998-A,
                 5.700%   5/1/08                               250         250
 Series 1998-B,
                 6.100%   5/1/19                               250         250
                                                                     ---------
                                                                         2,929
                                                                     ---------

                      Investment Portfolio/January 31, 1999
--------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                        PAR       VALUE
--------------------------------------------------------------------------------
TAX-BACKED - CONT.
State Appropriated - 1.2%
Florida Department of Corrections,
 Okeechobee Correctional Installation,
 Series 1995,
                 6.250%   3/1/15                        $       625  $     702
                                                                     ---------
State General Obligations - 11.8%
Commonwealth of Puerto Rico,
 Aqueduct & Sewer Authority,
 Series 1996,
                 6.500%   7/1/14                             1,000       1,211

Florida Board of Education:
 Series 1989-A,
                 7.250%   6/1/23                             1,000       1,065
 Series 1992-A,
                 6.400%   6/1/19                             2,500       2,718
 Series 1998-A,
                 5.250%   6/1/13                             2,045       2,188
                                                                     ---------
                                                                         7,182
                                                                     ---------
 ................................................................................
TRANSPORTATION - 11.9%
Airport - 7.2%
Broward County,
 Airport System Revenue, Series 1998-E,
                 5.375%  10/1/13                             1,000       1,068

Dade County,
 Miami International Airport,
 Series 1992-B,
                 6.600%  10/1/22 (c)                         2,000       2,209

Palm Beach County,
  County Airport System,
                 7.750%  10/1/10 (c)                         1,000       1,123
                                                                     ---------
                                                                         4,400
                                                                     ---------
Ports - 4.7%
Dade County Seaport:
 Series 1995,
                 6.200%  10/1/09 (c)                         1,000       1,185
 Series 1996,
                 5.400%  10/1/21                             1,615       1,680
                                                                     ---------
                                                                         2,865
                                                                     ---------
 ................................................................................
UTILITY - 31.5%
Individual Power Producer - 2.8%
Martin County Industrial Development Authority,
 Indiantown Co-generation Project, Series 1994-A,
                 7.875% 12/15/25                             1,500       1,721
                                                                     ---------

                      Investment Portfolio/January 31, 1999
--------------------------------------------------------------------------------

Investor Owned - 3.6%
Citrus County Florida Power Corp.,
 Crystal River Power Plant, Series 1992-A,
                 6.625%   1/1/27                        $    2,000   $   2,164
                                                                     ---------
Municipal Electric - 9.2%
Lakeland Electric and Water System,
 Series 1996-B,
                 6.000%  10/1/11                             1,870       2,192

Orlando Utilities Commission,
 Series 1989-D,
                 6.750%  10/1/17                             2,750       3,398
                                                                     ---------
                                                                         5,590
                                                                     ---------
Water & Sewer - 15.9%
Hillsborough County Utility System,
 Series 1991-A,
                 7.000%   8/1/14 (c)                         2,155       2,365

Seacoast Utility Authority,
 Series 1989-A,
                 5.500%   3/1/15                             1,900       2,100

Seminole County Water and Sewer,
 Series 1992,
                 6.000%  10/1/19                             1,500       1,732

Tampa Bay Water Utility System,
                 5.125%  10/1/14                             1,500       1,578

Village Center Community Development District,
 Series 1998-A,
                 5.250%  10/1/15                             1,820       1,914
                                                                     ---------
                                                                         9,689
                                                                     ---------

TOTAL INVESTMENTS (cost of $55,395)(e)                                  59,021
                                                                     ---------

SHORT-TERM OBLIGATIONS - 3.2%
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (f)
AZ Pinal County Industrial Development Authority,
 Newmont Mining Corp., Series 1984-A,
                 3.250%  12/1/09                               200         200

FL Pinellas County Health Facilities Authority,
 Series 1985,
                 3.250%  12/1/15                               100         100

ID Health Facilities Authority,
 St. Lukes Regional Medical Facility,
 Series 1995,
                 3.200%   5/1/22                               500         500

IL Development Finance Authority,
 Council for Jewish Elderly,
 Series 1995,
                 2.750%   3/1/15                               400         400

                      Investment Portfolio/January 31, 1999
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - CONT.                                 PAR       VALUE
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES - CONT.
LA Offshore Terminal Authority,
 Loop Project, Inc.,
                 3.150%   9/1/06                        $      100   $     100

MI Flint Hospital Building Authority,
 Hurley Medical Center, Series 1995-B,
                 2.750%   7/1/15                               100         100

NY City Municipal Water & Sewer
 Finance Authority,
 Series 1995-A,
                 3.250%  6/15/25                               100         100

NY General Obligation,
 Series 1992-B,
                 3.300%  10/1/20                               100         100

WA Health Care Facilities Authority,
                 3.250%   1/1/18                               350         350
                                                                     ---------

TOTAL SHORT-TERM OBLIGATIONS                                             1,950
                                                                     ---------

OTHER ASSETS & LIABILITIES, NET - (0.3)%                                  (209)
--------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                  $  60,762
                                                                     =========

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a)   Zero coupon bond.

(b) This security has been purchased on a delayed delivery basis for settlement at a future date beyond the customary settlement time.

(c) These securities, or a portion thereof, with a total market value of $6,125, are being used to collateralize the delayed delivery purchase indicated in note (b) above and open futures contracts.

(d) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.

(e)   Cost for federal income tax purposes is the same.

(f) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 1999.

Long futures contracts open at January 31, 1999:

                    Par value                                 Unrealized
                    covered by            Expiration         appreciation
  Type              contracts                month            at 1/31/99
-----------------------------------------------------------------------------
Treasury bond        $ 1,700                 March              $ 53

See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                JANUARY 31, 1999

(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $55,395)                                  $ 59,021
Short-term obligations                                                  1,950
                                                                 ------------
                                                                       60,971
Receivable for:
  Interest                                             $   900
  Fund shares sold                                         226
  Investments sold                                          20
  Variation margin on futures                                3
Other                                                       50          1,199
                                                   -----------   ------------
    Total Assets                                                       62,170

LIABILITIES
Payable for:
  Investments purchased                                  1,134
  Fund shares repurchased                                  184
  Distributions                                             72
Payable to Advisor                                           7
Accrued:
  Deferred Trustees fees                                     3
Other                                                        8
                                                   -----------
    Total Liabilities                                                   1,408
                                                                 ------------

NET ASSETS                                                           $ 60,762
                                                                 ============
Net asset value & redemption price per share -
Class A ($29,526/3,742)                                              $   7.89(a)
                                                                 ============
Maximum offering price per share - Class A
($7.89/0.9525)                                                       $   8.28(b)
                                                                 ============
Net asset value & offering price per share -
Class B ($30,891/3,915)                                              $   7.89(a)
                                                                 ============
Net asset value & offering price per share -
Class C ($345/44)                                                    $   7.89(a)
                                                                 ============

COMPOSITION OF NET ASSETS
Capital paid in                                                      $ 58,306
Overdistributed net investment income                                     (68)
Accumulated net realized loss                                          (1,155)
Net unrealized appreciation on:
   Investments                                                          3,626
   Open futures contracts                                                  53
                                                                 ------------
                                                                     $ 60,762
                                                                 ============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced. See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 31, 1999

(in thousands)

INVESTMENT INCOME
Interest                                                            $   3,383

EXPENSES
Management fee                                        $    313
Service fee                                                112
Distribution fee - Class B                                 239
Distribution fee - Class C                                   1
Transfer agent                                              91
Bookkeeping fee                                             31
Trustees fee                                                11
Custodian fee                                                6
Audit fee                                                   18
Legal fee                                                    7
Registration fee                                            13
Reports to shareholders                                      9
Other                                                       13
                                                   -----------
Total expenses                                             864
Fees waived by the Advisor                                (105)
Fees waived by the Distributor - Class C                    (a)
Custodian credits earned                                    (6)           753
                                                   -----------   ------------
         Net Investment Income                                          2,630
                                                                 ------------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
Investments                                              1,132
Closed futures contracts                                    36
                                                   -----------
    Net Realized Gain                                                   1,168
Change in net unrealized appreciation
  (depreciation) during the period on:
Investments                                               (290)
Open futures contracts                                      74
                                                   -----------
     Net Unrealized Depreciation                                         (216)
                                                                 ------------
          Net Gain                                                        952
                                                                 ------------
 Increase in Net Assets from Operations                             $   3,582
                                                                 ============

(a) Rounds to less than one.

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


(in thousands)                                            Year ended January 31
                                                         -----------------------
INCREASE (DECREASE) IN NET ASSETS                           1999       1998 (a)
Operations:
Net investment income                                    $  2,630      $  3,057
Net realized gain                                           1,168           432
Net unrealized appreciation (depreciation)                   (216)        2,670
                                                         --------      --------
    Net Increase from Operations                            3,582         6,159
Distributions:
From net investment income - Class A                       (1,444)       (1,611)
In excess of net investment income - Class A                  (36)           --
From net investment income - Class B                       (1,264)       (1,489)
In excess of net investment income - Class B                  (31)           --
From net investment income - Class C                           (8)           (2)
In excess of net investment income - Class C                   (b)           --
                                                         --------      --------
                                                              799         3,057
                                                         --------      --------
Fund Share Transactions:
Receipts for shares sold - Class A                          3,338         3,939
Value of distributions reinvested - Class A                   664           723
Cost of shares repurchased - Class A                       (7,013)       (5,290)
                                                         --------      --------
                                                           (3,011)         (628)
                                                         --------      --------
Receipts for shares sold - Class B                          3,553         4,014
Value of distributions reinvested - Class B                   432           446
Cost of shares repurchased - Class B                       (7,166)       (5,689)
                                                         --------      --------
                                                           (3,181)       (1,229)
                                                         --------      --------
Receipts for shares sold - Class C                            417           100
Value of distributions reinvested - Class C                     7             2
Cost of shares repurchased - Class C                         (187)           --
                                                         --------      --------
                                                              237           102
                                                         --------      --------
    Net Decrease from Fund
        Share Transactions                                 (5,955)       (1,755)
                                                         --------      --------
        Total Increase (Decrease)                          (5,156)        1,302

NET ASSETS
Beginning of period                                        65,918        64,616
                                                         --------      --------
End of period (net of overdistributed and
  including undistributed net investment
  income of $68 and $86, respectively)                   $ 60,762      $ 65,918
                                                         ========      ========

   (a) Class C shares were initially offered on August 1, 1997.
   (b) Rounds to less than one.

   See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.


(in thousands)                                             Year ended January 31
                                                         -----------------------
NUMBER OF FUND SHARES                                       1999        1998 (a)

Sold - Class A                                               429         523
Issued for distributions reinvested - Class A                 86          96
Repurchased - Class A                                       (902)       (700)
                                                           -----       -----
                                                            (387)        (81)
                                                           -----       -----
Sold - Class B                                               458         532
Issued for distributions reinvested - Class B                 56          59
Repurchased - Class B                                       (922)       (756)
                                                           -----       -----
                                                            (408)       (165)
                                                           -----       -----
Sold - Class C                                                54          13
Issued for distributions reinvested - Class C                  1         (b)
Repurchased - Class C                                        (24)         --
                                                           -----       -----
                                                              31          13
                                                           -----       -----

   (a) Class C shares were initially offered on August 1, 1997.
   (b) Rounds to less than one.

                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 1999

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Organization: Colonial Florida Tax-Exempt Fund (the Fund), a series of Colonial Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

                Notes to Financial 7 Statements/January 31, 1999
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

Interest income, debt discount and premium: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

Distributions to shareholders: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
Management fee: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

               Average Net Assets                  Annual Fee Rate
               ------------------                  ---------------
               First $2 billion                        0.50%
               Over $2 billion                         0.45%

Bookkeeping fee: The Advisor provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

Transfer agent: Liberty Funds Services, Inc., formerly Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

                 Notes to Financial Statements/January 31, 1999
--------------------------------------------------------------------------------
Underwriting discounts, service and distribution fees: Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended January 31, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $5,840 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $117,713, and none on Class A, Class B, and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it does not exceed 0.45% annually. The plan also requires the payment of a service fee to the Distributor as follows:

           Valuation of shares                     Annual
       outstanding on the 20th of                   Fee
      each month which were issued                  Rate
      ----------------------------                  ----
       Prior to November 30, 1994                   0.10%
     On or after December 1, 1994                   0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits: The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.75% annually of the Fund's average net assets. Through October 30, 1998, the expense limit was 0.60% of the Fund's average net assets.

Other: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which custodian fees were reduced by balance credits of $5,909 applied during the year ended January 31, 1999. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such an agreement.

                 Notes to Financial Statements/January 31, 1999
--------------------------------------------------------------------------------
NOTE 3. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
Investment activity: For the year ended January 31, 1999, purchases and sales of investments, other than short-term obligations, were $30,217,058 and $36,015,259, respectively.

Unrealized appreciation (depreciation) at January 31, 1999, based on cost of investments for both financial statement and federal income tax purposes was:

    Gross unrealized appreciation              3,637,744
    Gross unrealized depreciation                (11,515)
                                            ------------
      Net unrealized appreciation            $ 3,626,229
                                            ============

Capital loss carryforwards: At January 31, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                Year of                     Capital loss
               expiration                   carryforward
             -------------                 --------------
                  2004                       $   511,000
                  2005                            41,000
                                            ------------
                                             $   552,000
                                            ============

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Other: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks, which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recorded in the Fund's Statement of Assets and Liabilities at any given time.

                 Notes to Financial Statements/January 31, 1999
--------------------------------------------------------------------------------
NOTE 4. LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 1999.

NOTE 5. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------
On October 30, 1998, a Special Meeting of Shareholders of the Fund was held to approve the following items, all as described in the Proxy Statement for the Meeting. On August 21, 1998, the record date for the Meeting, the Fund had outstanding 8,135,483 shares of beneficial interest. The votes cast at the Meeting were as follows:

                                                          Authority
                                               For         Withheld
                                               ---         --------
To Elect a Board of Trustees.
    Robert J. Birnbaum                      4,659,312       94,073
    Tom Bleasdale                           4,651,379      102,006
    John Carberry                           4,649,269      104,106
    Lora S Collins                          4,662,711       90,674
    James E. Grinnell                       4,663,747       89,638
    Richard W. Lowry                        4,654,869       98,516

    Salvatore Macera                        4,651,496      101,889
    William E. Mayer                        4,662,980       90,405
    James L Moody, Jr.                      4,676,156       77,229
    John J Neuhauser                        4,663,958       89,427
    Thomas E. Stitzel                       4,664,069       89,316
    Robert L. Sullivan                      4,663,087       90,298
    Anne-Lee Verville                       4,655,943       97,442

To amend fundamental investment policies regarding borrowing and lending.

                  For          Against          Abstain
                  ---          -------          -------
               3,525,502       328,660          225,364

To approve policies for a master fund/feeder structure.

                  For          Against          Abstain
                  ---          -------          -------
               3,499,698       314,972          264,856

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                          Year ended January 31
                                               -------------------------------------------
                                                                   1999
                                                  Class A         Class B        Class C
                                               -------------   ------------   ------------
Net asset value -
   Beginning of period                              $  7.790       $  7.790       $  7.790
                                                ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                              0.356          0.296          0.320(c)
Net realized and
  unrealized gain (loss)                               0.119          0.119          0.119
                                                ------------   ------------   ------------
   Total from Investment
     Operations                                        0.475          0.415          0.439
                                                ------------   ------------   ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.366)        (0.307)        (0.331)
In excess of net
  investment income                                   (0.009)        (0.008)        (0.008)
                                                ------------   ------------   ------------
  Total Distributions Declared
     to Shareholders                                  (0.375)        (0.315)        (0.339)
                                                ------------   ------------   ------------
Net asset value -
   End of period                                    $  7.890       $  7.890       $  7.890
                                                ============   ============   ============
Total return (e)(f)                                     6.29%          5.48%          5.80%
                                                ============   ============   ============
RATIOS TO AVERAGE NET ASSETS
Expenses (h)                                            0.82%          1.57%          1.27%(c)
Interest expense                                          --             --             --
Net investment income (h)                               4.59%          3.84%          4.14%(c)
Fees waived by
  the Advisor (h)                                       0.17%          0.17%          0.17%
Portfolio turnover                                        50%            50%            50%
Net assets at end
  of period (000)                                   $ 29,526       $ 30,891       $    345

(a)   Net of fees and expenses waived or borne by the Advisor which amounted to:
                                                      $0.013         $0.013         $0.013

(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.

(c) Net of fees waived by the Distributor which amounted to $0.023 per share and 0.30%.

(d) Net of fees waived by the Distributor which amounted to $0.012 per share and 0.30%.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                         Year ended January 31
--------------------------------------------------------------------------
                  1998                                      1997
  Class A        Class B      Class C(b)           Class A        Class B
----------     ----------     ----------         ----------     ----------

$    7.430     $    7.430     $    7.710         $    7.620     $    7.620
----------     ----------     ----------         ----------     ----------

     0.388          0.332          0.172(d)           0.395          0.340

     0.361          0.361          0.082             (0.194)        (0.194)
----------     ----------     ----------         ----------     ----------

     0.749          0.693          0.254              0.201          0.146
----------     ----------     ----------         ----------     ----------

    (0.389)        (0.333)        (0.174)            (0.391)        (0.336)

        --             --             --                 --             --
----------     ----------     ----------         ----------     ----------

    (0.389)        (0.333)        (0.174)            (0.391)        (0.336)
----------     ----------     ----------         ----------     ----------

$    7.790     $    7.790     $    7.790         $    7.430     $    7.430
==========     ==========     ==========         ==========     ==========
     10.37%          9.55%          3.35%(g)           2.80%          2.03%
==========     ==========     ==========         ==========     ==========

      0.59%          1.34%          1.04%(d)(j)        0.56%          1.31%

        --             --             --                (i)            (i)
      5.08%          4.33%          4.63%(d)(j)        5.31%          4.56%

      0.41%          0.41%          0.40%(j)           0.44%          0.44%
        32%            32%            32%                69%            69%

$   32,150     $   33,665     $      103         $   31,275     $   33,341

$    0.031     $    0.031     $    0.031         $    0.032     $    0.032

(g)   Not annualized.

(h) In 1999 and 1998, the benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $0.001 per share.

(i)   Rounds to less than 0.01%.

(j)   Annualized.

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)

Approximately 98.94% of the income distributions will be treated as exempt income for federal income tax purposes.
--------------------------------------------------------------------------------

               FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                 Year ended January 31
                                          ----------------------------------------------------------------
                                                          1996                         1995
                                                 Class A        Class B        Class A        Class B
                                               ----------     ----------     ----------     ----------
Net asset value -
   Beginning of period                         $    7.100     $    7.100     $    7.930     $    7.930
                                               ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                           0.404          0.351          0.423          0.369
Net realized and
  unrealized gain (loss)                            0.535          0.533         (0.839)        (0.839)
                                               ----------     ----------     ----------     ----------
   Total from Investment
     Operations                                     0.939          0.884         (0.416)        (0.470)
                                               ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.419)        (0.364)        (0.414)        (0.360)
                                               ----------     ----------     ----------     ----------
Net asset value -
   End of period                               $    7.620     $    7.620     $    7.100     $    7.100
                                               ==========     ==========     ==========     ==========
Total return (b)(c)                                 13.55%         12.72%         (5.11)%        (5.83)%
                                               ==========     ==========     ==========     ==========
RATIOS TO AVERAGE NET ASSETS
Expenses                                             0.45%(d)       1.18%(d)       0.22%          0.97%
Net investment
  income                                             5.45%(d)       4.72%(d)       5.92%          5.17%
Fees waived or borne
  by the Advisor                                     0.55%(d)       0.55%(d)       0.73%          0.73%
Portfolio turnover                                     83%            83%            45%            45%
Net assets at end
  of period (000)                              $   32,599     $   35,741     $   27,498     $   31,116

(a) Net of fees and expenses waived or borne by the Advisor which amounted to:

                                               $    0.040     $    0.040     $    0.052     $    0.052

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior year's ratios are net of benefits received, if any.

                        REPORT OF INDEPENDENT ACCOUNTANTS

T0 THE TRUSTEES OF COLONIAL TRUST V AND THE SHAREHOLDERS OF COLONIAL FLORIDA TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Florida Tax-Exempt Fund (the "Fund") (a series of Colonial Trust V), at January 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
March 11, 1999

                                 HOW TO REACH US
                               BY PHONE OR BY MAIL

BY TELEPHONE

Customer Connection - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information .............press |1|

For account information ..............................................press |2|

To speak to a service representative .................................press |3|

For yield and total return information ...............................press |4|

For duplicate statements or new supply of checks .....................press |5|

To order duplicate tax forms and year-end statements .................press |6|

(February through May)

To review your options at any time during your call ..................press |*|

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

Telephone Transaction Department - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

Literature - 1-800-426-3750

To request literature on any fund distributed by Liberty Funds Distributor, Inc., call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Florida Tax-Exempt Fund is:

Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Colonial Florida Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Florida
Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund, and the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

*Effective October 1, 1998, Colonial Investors Service Center, Inc. -- the Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor Funds -- changed its name to Liberty Funds Services, Inc.

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                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG, LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

[LOGO] L I B E R T Y
       COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR
       Liberty Funds Distributor, Inc. (C)1999
       One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       Visit us at www.libertyfunds.com            FL-02/683G-0199 (3/99) 99/295

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